S&T Earnings Release -1

CONTACT: Mark Kochvar Chief Financial Officer 724.465.4826 800 Philadelphia Street Indiana, PA 15701 mark.kochvar@stbank.com www.stbancorp.com
FOR IMMEDIATE RELEASE

S&T Bancorp, Inc. Announces Third Quarter 2017 Results
- EPS Increased 10% From Third Quarter 2016-

Indiana, Pa. - October 19, 2017 - S&T Bancorp, Inc. (S&T) (NASDAQ: STBA), the holding company for S&T Bank with locations in Pennsylvania, Ohio and New York, announced today its third quarter 2017 earnings. Third quarter net income was $22.7 million, or $0.65 diluted earnings per share (EPS), compared to second quarter of 2017 net income of $22.8 million, or $0.65 diluted EPS, and third quarter of 2016 net income of $20.6 million, or $0.59 diluted EPS.

Third Quarter of 2017 Highlights:

•	EPS increased 12% compared to the second quarter of 2017, excluding securities gains of $3.6 million in the second quarter of 2017 (non-GAAP), and improved by 10% from the third quarter of 2016.

•	Annualized performance metrics for the third quarter of 2017 were strong, with return on average assets of 1.27%, return on average equity of 10.23% and return on tangible equity of 15.47% (non-GAAP).

•	Net interest margin (FTE) (non-GAAP) improved 2 basis points to 3.59% and net interest income increased $0.9 million to $57.5 million compared to the second quarter of 2017.

•	Asset quality metrics improved with a decrease in nonperforming loans of $7.2 million, or 20%, compared to the second quarter of 2017.

•	Expenses continue to be well controlled with an efficiency ratio of 50.16% (non-GAAP).

•	S&T's Board of Directors approved a 10%, or $0.02 per share, increase in the quarterly cash dividend to $0.22 per share.

“We are very pleased with our solid performance in the third quarter,” said Todd Brice, president and chief executive officer of S&T. “Continued revenue growth, well managed expenses and improvement in our asset quality metrics drove strong EPS growth over the prior and year ago quarters."

Net Interest Income

Net interest income increased $0.9 million, or 1.6%, to $57.5 million for the third quarter of 2017 compared to $56.6 million in the second quarter of 2017. Net interest margin on a fully taxable equivalent basis (FTE) (non-GAAP) increased 2 basis points to 3.59% compared to 3.57% in the second quarter of 2017. The increases in net interest income and net interest margin (FTE) (non-GAAP) were primarily driven by higher short-term rates and one additional day in the third quarter compared to the second quarter of 2017.

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S&T Earnings Release -2

Asset Quality

Asset quality trends were favorable during the third quarter across all key metrics. Nonperforming loans decreased $7.2 million, or 20%, compared to the second quarter of 2017. Net loan charge-offs decreased to $1.5 million, or 0.10% of average loans on an annualized basis in the third quarter of 2017, compared to $5.3 million , or 0.37% of average loans on an annualized basis, in the second quarter of 2017. As a result of improving asset quality, the provision for loan loss decreased to $2.9 million compared to $4.9 million in the second quarter of 2017. The allowance for loan losses to total loans was 0.97% at September 30, 2017 compared to 0.96% at June 30, 2017.

Noninterest Income and Expense

Noninterest income decreased $2.7 million to $13.6 million for the third quarter of 2017 compared to $16.3 million for the second quarter of 2017. The decrease primarily related to securities gains of $3.6 million in the second quarter of 2017. Bank owned life insurance income increased $0.7 million compared to the second quarter of 2017 due to a claim during the third quarter. Expenses remain well controlled at $36.6 million which is consistent with the second quarter of 2017. The efficiency ratio (non-GAAP) improved to 50.16% compared to 51.48% in the second quarter and 51.65% in the third quarter of 2016 due to expense control and higher revenue.

Financial Condition

Total assets increased $0.1 billion to $7.2 billion as of September 30, 2017 compared to $7.1 billion as of June 30, 2017. At September 30, 2017, $43.3 million of loans and $39.0 million of deposits were held for sale due to a branch sale that is expected to close in the fourth quarter of 2017. Portfolio loans increased $62.9 million compared to June 30, 2017. Commercial loans increased $68.7 million, which was primarily due to growth in commercial and industrial of $45.5 million, or 12.9% on an annualized basis. Total deposits increased $33.4 million with the most significant growth in money market accounts. All capital ratios increased this quarter due to strong retained earnings. All capital ratios remain above the well-capitalized thresholds of federal bank regulatory agencies.

Dividend

The Board of Directors of S&T declared a 10% increase in the quarterly cash dividend at its regular meeting held October 16, 2017. The dividend increased to $0.22 per share compared to $0.20 per share declared in the same period in the prior year. The dividend is payable November 16, 2017 to shareholders of record on November 2, 2017.

Conference Call

S&T will host its third quarter 2017 earnings conference call live over the Internet at 1:00 p.m. ET on Thursday, October 19, 2017. To access the webcast, go to S&T’s webpage at www.stbancorp.com and click on “Events & Presentations.” Select “3rd Quarter 2017 Conference Call” and follow the instructions. After the live presentation, the webcast will be archived on this website for at least 90 days. A replay of the call will also be available until October 26, 2017, by dialing 1.877.481.4010; the Conference ID # is 20495.

About S&T Bancorp, Inc. and S&T Bank

S&T Bancorp, Inc. is a $7.2 billion bank holding company that is headquartered in Indiana, Pa. and trades on the NASDAQ Global Select Market under the symbol STBA. Its principal subsidiary, S&T Bank, was established in 1902, and operates locations in Pennsylvania, Ohio and New York. For more information visit www.stbancorp.com or www.stbank.com.

This information contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business

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S&T Earnings Release -3

and operations. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect”, “anticipate,” “estimate,” “forecast,” “project,” “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential,” “opportunity”, “believe”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses, cyber-security concerns; rapid technological developments and changes; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; general economic or business conditions; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

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S&T Bancorp, Inc.	S&T Earnings Release -	4
Consolidated Selected Financial Data
Unaudited

	2017	2017	2016
	Third	Second	Third
(dollars in thousands, except per share data)	Quarter	Quarter	Quarter
INTEREST INCOME
Loans, including fees	$62,450	$60,558	$53,956
Investment securities:
Taxable	2,988	2,947	2,570
Tax-exempt	896	928	907
Dividends	389	481	375
Total Interest Income	66,723	64,914	57,808

INTEREST EXPENSE
Deposits	6,748	5,976	5,119
Borrowings and junior subordinated debt securities	2,519	2,368	1,234
Total Interest Expense	9,267	8,344	6,353

NET INTEREST INCOME	57,456	56,570	51,455
Provision for loan losses	2,850	4,869	2,516
Net Interest Income After Provision for Loan Losses	54,606	51,701	48,939

NONINTEREST INCOME
Securities gains (losses), net	—	3,617	—
Service charges on deposit accounts	3,207	2,997	3,208
Debit and credit card fees	3,067	3,042	3,163
Wealth management fees	2,406	2,428	2,565
Insurance fees	1,333	1,461	1,208
Bank owned life insurance	1,209	547	532
Mortgage banking	872	675	1,077
Other	1,457	1,498	1,695
Total Noninterest Income	13,551	16,265	13,448

NONINTEREST EXPENSE
Salaries and employee benefits	20,325	19,903	19,011
Net occupancy	2,692	2,751	2,776
Data processing	2,284	2,135	2,128
Furniture and equipment	1,890	1,810	1,932
Other taxes	1,208	1,083	1,080
FDIC insurance	1,152	1,185	1,005
Professional services and legal	870	958	817
Marketing	766	948	896
Other	5,366	5,824	4,794
Total Noninterest Expense	36,553	36,597	34,439

Income Before Taxes	31,604	31,369	27,948
Provision for income taxes	8,883	8,604	7,367

Net Income	$22,721	$22,765	$20,581

Per Share Data
Shares outstanding at end of period	34,979,192	34,980,280	34,913,023
Average shares outstanding - diluted	34,960,139	34,906,496	34,768,505
Diluted earnings per share	$0.65	$0.65	$0.59
Dividends declared per share	$0.20	$0.20	$0.19
Dividend yield (annualized)	2.02%	2.23%	2.62%
Dividends paid to net income	30.69%	30.60%	32.13%
Book value	$25.37	$24.90	$24.02
Tangible book value (1)	$16.96	$16.49	$15.57
Market value	$39.58	$35.86	$28.99

Profitability Ratios (annualized)
Return on average assets	1.27%	1.29%	1.23%
Return on average shareholders' equity	10.23%	10.55%	9.85%
Return on average tangible shareholders' equity (2)	15.47%	16.15%	15.46%
Efficiency ratio (FTE) (3)	50.16%	51.48%	51.65%

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S&T Bancorp, Inc.	S&T Earnings Release -	5
Consolidated Selected Financial Data
Unaudited

	Nine Months Ended September 30,
(dollars in thousands, except per share data)	2017	2016
INTEREST INCOME
Loans, including fees	$179,908	$157,133
Investment securities:
Taxable	8,783	7,704
Tax-exempt	2,744	2,764
Dividends	1,352	1,077
Total Interest Income	192,787	168,678

INTEREST EXPENSE
Deposits	18,103	14,403
Borrowings and junior subordinated debt securities	6,779	3,474
Total Interest Expense	24,882	17,877

NET INTEREST INCOME	167,905	150,801
Provision for loan losses	12,901	12,379
Net Interest Income After Provision for Loan Losses	155,004	138,422

NONINTEREST INCOME
Securities gains (losses), net	3,987	—
Service charges on deposit accounts	9,218	9,272
Debit and credit card fees	8,952	8,818
Wealth management fees	7,237	7,947
Insurance fees	4,258	4,187
Bank owned life insurance	2,249	1,569
Mortgage banking	2,280	2,185
Gain on sale of credit card portfolio	—	2,066
Other	4,631	5,669
Total Noninterest Income	42,812	41,713

NONINTEREST EXPENSE
Salaries and employee benefits	60,770	57,539
Net occupancy	8,258	8,413
Data processing	6,670	6,758
Furniture and equipment	5,746	5,580
Other taxes	3,268	3,076
FDIC insurance	3,461	2,938
Professional services and legal	2,871	2,545
Marketing	2,468	2,872
Other	16,448	17,886
Total Noninterest Expense	109,960	107,607

Income Before Taxes	87,856	72,528
Provision for income taxes	24,182	18,795

Net Income	$63,674	$53,733

Per Share Data:
Average shares outstanding - diluted	34,930,509	34,747,177
Diluted earnings per share	$1.82	$1.54
Dividends declared per share	$0.60	$0.57
Dividends paid to net income	32.82%	36.89%

Profitability Ratios (annualized)
Return on average assets	1.21%	1.10%
Return on average shareholders' equity	9.83%	8.78%
Return on average tangible shareholders' equity (6)	15.05%	13.95%
Efficiency ratio (FTE) (7)	51.78%	54.41%

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S&T Bancorp, Inc.	S&T Earnings Release -	6
Consolidated Selected Financial Data
Unaudited

	2017	2017	2016
	Third	Second	Third
(dollars in thousands)	Quarter	Quarter	Quarter
ASSETS
Cash and due from banks, including interest-bearing deposits	$114,440	$125,863	$125,163
Securities available-for-sale, at fair value	697,954	689,388	671,128
Loans held for sale	47,936	23,120	11,694
Commercial loans:
Commercial real estate	2,681,693	2,664,642	2,427,164
Commercial and industrial	1,446,811	1,401,283	1,344,297
Commercial construction	432,887	426,754	402,124
Total Commercial Loans	4,561,391	4,492,679	4,173,585
Consumer loans:
Residential mortgage	697,367	706,143	692,574
Home equity	487,806	484,960	483,935
Installment and other consumer	69,644	70,068	62,288
Consumer construction	4,550	3,969	5,852
Total Consumer Loans	1,259,367	1,265,140	1,244,649
Total portfolio loans	5,820,758	5,757,819	5,418,234
Allowance for loan losses	(56,712)	(55,351)	(53,793)
Total portfolio loans, net	5,764,046	5,702,468	5,364,441
Federal Home Loan Bank and other restricted stock, at cost	33,120	33,417	28,331
Goodwill	291,670	291,670	291,670
Other assets	221,013	220,240	225,778
Total Assets	$7,170,179	$7,086,166	$6,718,205

LIABILITIES
Deposits:
Noninterest-bearing demand	$1,348,939	$1,335,768	$1,232,469
Interest-bearing demand	646,195	636,904	657,326
Money market	1,036,726	950,619	764,125
Savings	940,989	1,010,348	1,026,234
Certificates of deposit	1,431,431	1,476,223	1,465,277
Deposits held for sale	38,960	—	—
Total Deposits	5,443,240	5,409,862	5,145,431

Borrowings:
Securities sold under repurchase agreements	39,923	46,489	40,949
Short-term borrowings	685,000	645,000	565,000
Long-term borrowings	12,911	13,518	15,303
Junior subordinated debt securities	45,619	45,619	45,619
Total Borrowings	783,453	750,626	666,871
Other liabilities	55,910	54,616	67,196
Total Liabilities	6,282,603	6,215,104	5,879,498

SHAREHOLDERS' EQUITY
Total Shareholders' Equity	887,576	871,062	838,707
Total Liabilities and Shareholders' Equity	$7,170,179	$7,086,166	$6,718,205

Capitalization Ratios
Shareholders' equity / assets	12.38%	12.29%	12.48%
Tangible common equity / tangible assets (4)	8.63%	8.49%	8.46%
Tier 1 leverage ratio	9.25%	9.01%	9.02%
Common equity tier 1 capital	10.70%	10.53%	10.01%
Risk-based capital - tier 1	11.05%	10.89%	10.37%
Risk-based capital - total	12.54%	12.37%	11.87%

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S&T Bancorp, Inc.	S&T Earnings Release -	7
Consolidated Selected Financial Data
Unaudited

	2017		2017		2016
	Third		Second		Third
(dollars in thousands)	Quarter		Quarter		Quarter
Net Interest Margin (FTE) (QTD Averages)
ASSETS
Interest-bearing deposits with banks	$53,794	1.25%	$48,547	0.91%	$37,852	0.52%
Securities available-for-sale, at fair value	690,986	2.46%	709,208	2.48%	678,910	2.39%
Loans held for sale	15,789	3.88%	5,053	2.61%	9,443	4.20%
Commercial real estate	2,678,835	4.38%	2,664,696	4.30%	2,411,533	4.12%
Commercial and industrial	1,404,047	4.45%	1,430,080	4.30%	1,344,071	4.04%
Commercial construction	425,228	4.27%	421,456	4.09%	389,019	3.64%
Total Commercial Loans	4,508,110	4.39%	4,516,232	4.28%	4,144,623	4.05%
Residential mortgage	702,702	4.10%	700,406	4.14%	681,925	4.14%
Home equity	485,501	4.37%	481,039	4.38%	480,527	3.94%
Installment and other consumer	70,118	6.57%	69,899	6.46%	60,052	6.52%
Consumer construction	4,486	4.49%	4,572	4.93%	5,946	3.86%
Total Consumer Loans	1,262,807	4.34%	1,255,916	4.36%	1,228,450	4.18%
Total portfolio loans	5,770,917	4.38%	5,772,148	4.30%	5,373,073	4.08%
Total loans	5,786,706	4.38%	5,777,201	4.30%	5,382,516	4.08%
Federal Home Loan Bank and other restricted stock	30,184	4.61%	33,082	4.60%	24,454	4.52%
Total Interest-earning Assets	6,561,670	4.15%	6,568,038	4.08%	6,123,732	3.87%
Noninterest-earning assets	510,681		507,425		519,011
Total Assets	$7,072,351		$7,075,463		$6,642,743

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing demand	$647,442	0.25%	$649,440	0.22%	$670,807	0.17%
Money market	999,892	0.87%	937,272	0.72%	732,820	0.46%
Savings	979,767	0.21%	1,019,220	0.21%	1,034,018	0.20%
Certificates of deposit	1,457,649	0.98%	1,457,107	0.93%	1,490,106	0.92%
Total interest-bearing deposits	4,084,750	0.66%	4,063,039	0.59%	3,927,751	0.52%
Securities sold under repurchase agreements	45,158	0.16%	50,082	0.06%	44,927	0.01%
Short-term borrowings	600,893	1.30%	682,584	1.09%	459,043	0.66%
Long-term borrowings	13,162	3.01%	13,765	2.96%	15,545	2.85%
Junior subordinated debt securities	45,619	3.71%	45,619	3.60%	45,619	3.15%
Total borrowings	704,832	1.42%	792,050	1.20%	565,134	0.87%
Total interest-bearing liabilities	4,789,582	0.77%	4,855,089	0.69%	4,492,885	0.56%
Noninterest-bearing liabilities	1,401,755		1,354,711		1,318,683
Shareholders' equity	881,014		865,663		831,175
Total Liabilities and Shareholders' Equity	$7,072,351		$7,075,463		$6,642,743

Net Interest Margin (5)		3.59%		3.57%		3.46%

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S&T Bancorp, Inc.	S&T Earnings Release -	8
Consolidated Selected Financial Data
Unaudited

	Nine Months Ended September 30,
(dollars in thousands)	2017		2016
Net Interest Margin (FTE) (YTD Averages)
ASSETS
Interest-bearing deposits with banks	$56,126	0.99%	$41,402	0.51%
Securities available-for-sale, at fair value	699,150	2.46%	675,690	2.41%
Loans held for sale	7,734	3.63%	16,033	5.97%
Commercial real estate	2,623,360	4.31%	2,305,795	4.13%
Commercial and industrial	1,415,941	4.30%	1,340,629	3.95%
Commercial construction	433,748	4.02%	392,520	3.70%
Total Commercial Loans	4,473,049	4.28%	4,038,944	4.03%
Residential mortgage	700,996	4.10%	659,942	4.14%
Home equity	482,336	4.30%	474,293	4.07%
Installment and other consumer	69,401	6.51%	65,217	6.33%
Consumer construction	4,807	4.33%	7,200	4.09%
Total Consumer Loans	1,257,540	4.31%	1,206,652	4.23%
Total portfolio loans	5,730,589	4.29%	5,245,596	4.08%
Total loans	5,738,323	4.29%	5,261,629	4.08%
Federal Home Loan Bank and other restricted stock	31,977	4.63%	23,027	4.52%
Total Interest-earning Assets	6,525,576	4.06%	6,001,748	3.87%
Noninterest-earning assets	509,750		519,913
Total Assets	$7,035,326		$6,521,661

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing demand	$643,423	0.21%	$649,515	0.16%
Money market	958,619	0.74%	677,891	0.40%
Savings	1,013,318	0.21%	1,041,802	0.19%
Certificates of deposit	1,439,715	0.94%	1,488,732	0.90%
Total interest-bearing deposits	4,055,075	0.60%	3,857,940	0.50%
Securities sold under repurchase agreements	48,031	0.07%	53,858	0.01%
Short-term borrowings	651,494	1.07%	385,394	0.64%
Long-term borrowings	13,759	2.96%	62,109	1.21%
Junior subordinated debt securities	45,619	3.59%	45,619	3.08%
Total borrowings	758,903	1.19%	546,980	0.85%
Total Interest-bearing Liabilities	4,813,978	0.69%	4,404,920	0.54%
Noninterest-bearing liabilities	1,355,636		1,298,847
Shareholders' equity	865,712		817,894
Total Liabilities and Shareholders' Equity	$7,035,326		$6,521,661

Net Interest Margin (8)		3.55%		3.47%

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S&T Bancorp, Inc.	S&T Earnings Release -	9
Consolidated Selected Financial Data
Unaudited

	2017		2017		2016
	Third		Second		Third
(dollars in thousands)	Quarter		Quarter		Quarter
Nonperforming Loans (NPL)
Commercial loans:		% NPL		% NPL		% NPL
Commercial real estate	$6,571	0.25%	$7,199	0.27%	$7,551	0.31%
Commercial and industrial	7,349	0.51%	17,418	1.24%	11,890	0.88%
Commercial construction	4,068	0.94%	2,313	0.54%	6,653	1.65%
Total Nonperforming Commercial Loans	17,988	0.39%	26,930	0.60%	26,094	0.63%
Consumer loans:
Residential mortgage	7,782	1.11%	7,056	0.99%	11,400	1.63%
Home equity	3,675	0.75%	2,642	0.54%	2,955	0.61%
Installment and other consumer	48	0.07%	41	0.06%	44	0.07%
Total Nonperforming Consumer Loans	11,505	0.91%	9,739	0.76%	14,399	1.16%
Total Nonperforming Loans	$29,493	0.50%	$36,669	0.63%	$40,493	0.75%

	2017	2017	2016
	Third	Second	Third
(dollars in thousands)	Quarter	Quarter	Quarter
Loan Charge-offs
Charge-offs	$2,660	$5,822	$1,500
Recoveries	(1,171)	(488)	(564)
Net Loan Charge-offs	$1,489	$5,334	$936

Net Loan Charge-offs
Commercial loans:
Commercial real estate	($145)	$1,518	($171)
Commercial and industrial	401	2,613	245
Commercial construction	980	(113)	146
Total Commercial Loan Charge-offs	1,236	4,018	220
Consumer loans:
Residential mortgage	44	695	331
Home equity	10	354	(1)
Installment and other consumer	243	295	391
Consumer construction	(44)	(28)	(5)
Total Consumer Loan Charge-offs	253	1,316	716
Total Net Loan Charge-offs	$1,489	$5,334	$936

	Nine Months Ended September 30,
(dollars in thousands)	2017	2016
Loan Charge-offs
Charge-offs	$11,423	$8,623
Recoveries	(2,459)	(1,890)
Net Loan Charge-offs	$8,964	$6,733

Net Loan Charge-offs
Commercial loans:
Commercial real estate	$1,685	$1,146
Commercial and industrial	3,542	2,655
Commercial construction	1,255	1,088
Total Commercial Loan Charge-offs	6,482	4,889
Consumer loans:
Residential mortgage	1,220	506
Home equity	546	158
Installment and other consumer	795	1,295
Consumer construction	(79)	(115)
Total Consumer Loan Charge-offs	2,482	1,844
Total Net Loan Charge-offs	$8,964	$6,733

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S&T Bancorp, Inc.	S&T Earnings Release -	10
Consolidated Selected Financial Data
Unaudited

	2017	2017	2016
	Third	Second	Third
(dollars in thousands)	Quarter	Quarter	Quarter
Asset Quality Data
Nonperforming loans	$29,493	$36,669	$40,493
Assets acquired through foreclosure or repossession	1,033	1,620	512
Nonperforming assets	30,526	38,289	41,005
Troubled debt restructurings (nonperforming)	10,203	10,105	15,095
Troubled debt restructurings (performing)	15,605	15,080	12,936
Total troubled debt restructurings	25,808	25,185	28,031
Nonperforming loans / loans	0.50%	0.63%	0.75%
Nonperforming assets / loans plus OREO	0.52%	0.66%	0.76%
Allowance for loan losses / total portfolio loans	0.97%	0.96%	0.99%
Allowance for loan losses / nonperforming loans	192%	151%	133%
Net loan charge-offs (recoveries)	$1,489	$5,334	$936
Net loan charge-offs (recoveries)(annualized) / average loans	0.10%	0.37%	0.07%

	Nine Months Ended September 30,
(dollars in thousands)	2017	2016
Asset Quality Data
Net loan charge-offs (recoveries)	$8,964	$6,733
Net loan charge-offs (recoveries)(annualized) / average loans	0.21%	0.17%

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S&T Bancorp, Inc.	S&T Earnings Release -	11
Consolidated Selected Financial Data
Unaudited

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

	2017	2017	2016
	Third	Second	Third
	Quarter	Quarter	Quarter

(1) Tangible Book Value (non-GAAP)
Total shareholders' equity	$887,576	$871,062	$838,707
Less: goodwill and other intangible assets	(295,627)	(295,861)	(296,953)
Tax effect of other intangible assets	1,385	1,467	1,849
Tangible common equity (non-GAAP)	$593,334	$576,668	$543,603
Common shares outstanding	34,979	34,980	34,913
Tangible book value (non-GAAP)	$16.96	$16.49	$15.57

(2) Return on Average Tangible Shareholders' Equity (non-GAAP)
Net income (annualized)	$90,144	$91,309	$81,877
Plus: amortization of intangibles (annualized)	930	1,449	1,490
Tax effect of amortization of intangibles (annualized)	(326)	(507)	(521)
Net income before amortization of intangibles (annualized)	$90,748	$92,251	$82,846

Average total shareholders' equity	$881,014	$865,663	$831,175
Less: average goodwill and other intangible assets	(295,775)	(296,074)	(297,154)
Tax effect of average goodwill and other intangible assets	1,437	1,541	1,919
Average tangible equity (non-GAAP)	$586,676	$571,130	$535,940
Return on average tangible equity (non-GAAP)	15.47%	16.15%	15.46%

(3) Efficiency Ratio (non-GAAP)
Noninterest expense	$36,553	$36,597	$34,439

Net interest income per consolidated statements of net income	$57,456	$56,570	$51,455
Less: securities (gains) losses, net	—	(3,617)	—
Plus: taxable equivalent adjustment	1,867	1,877	1,771
Net interest income (FTE) (non-GAAP)	59,323	54,830	53,226
Noninterest income	13,551	16,265	13,448
Net interest income (FTE) (non-GAAP) plus noninterest income	$72,874	$71,095	$66,674
Efficiency ratio (non-GAAP)	50.16%	51.48%	51.65%

(4) Tangible Common Equity / Tangible Assets (non-GAAP)
Total shareholders' equity	$887,576	$871,062	$838,707
Less: goodwill and other intangible assets	(295,627)	(295,861)	(296,953)
Tax effect of goodwill and other intangible assets	1,385	1,467	1,849
Tangible common equity (non-GAAP)	$593,334	$576,668	$543,603

Total assets	$7,170,179	$7,086,166	$6,718,205
Less: goodwill and other intangible assets	(295,627)	(295,861)	(296,953)
Tax effect of goodwill and other intangible assets	1,385	1,467	1,849
Tangible assets (non-GAAP)	$6,875,937	$6,791,772	$6,423,101
Tangible common equity to tangible assets (non-GAAP)	8.63%	8.49%	8.46%

(5) Net Interest Margin Rate (FTE) (non-GAAP)
Interest income	$66,723	$64,914	$57,808
Less: interest expense	(9,267)	(8,344)	(6,353)
Net interest income per consolidated statements of net income	57,456	56,570	51,455
Plus: taxable equivalent adjustment	1,867	1,877	1,771
Net interest income (FTE) (non-GAAP)	59,323	58,447	53,226
Net interest income (FTE) (annualized)	235,358	234,430	211,747
Average earning assets	$6,561,670	$6,568,038	$6,123,731
Net interest margin - (FTE) (non-GAAP)	3.59%	3.57%	3.46%

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S&T Bancorp, Inc.	S&T Earnings Release -	12
Consolidated Selected Financial Data
Unaudited

	Nine months ended September 30,
	2017	2016

(6) Return on Average Tangible Shareholders' Equity (non-GAAP)
Net income (annualized)	$85,131	$71,775
Plus: amortization of intangibles (annualized)	1,275	1,660
Tax effect on amortization of intangibles (annualized)	(446)	(581)
Net income before amortization of intangibles (annualized)	$85,960	$72,854

Average total shareholders' equity	$865,712	$817,894
Less: average goodwill and other intangible assets	(296,086)	(297,576)
Tax effect on average goodwill and other intangible assets	1,546	2,060
Average tangible equity (non-GAAP)	$571,172	$522,378
Return on average tangible equity (non-GAAP)	15.05%	13.95%

(7) Efficiency Ratio (non-GAAP)
Noninterest expense	$109,960	$107,607

Net interest income per consolidated statements of net income	$167,905	$150,801
Less: securities (gains) losses, net	(3,987)	—
Plus: taxable equivalent adjustment	5,614	5,254
Net interest income (FTE) (non-GAAP)	169,532	156,055
Noninterest income	42,812	41,713
Net interest income (FTE) (non-GAAP) plus noninterest income	$212,344	$197,768
Efficiency ratio (non-GAAP)	51.78%	54.41%

(8) Net Interest Margin Rate (FTE) (non-GAAP)
Interest income	$192,787	$168,678
Less: interest expense	(24,882)	(17,877)
Net interest income per consolidated statements of net income	167,905	150,801
Plus: taxable equivalent adjustment	5,614	5,254
Net interest income (FTE) (non-GAAP)	173,519	156,055
Net interest income (FTE) (annualized)	231,994	208,453
Average earning assets	$6,525,576	$6,001,748
Net interest margin - (FTE) (non-GAAP)	3.55%	3.47%

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